MERRILL LYNCH
LATIN AMERICA
FUND, INC.


[FUND LOGO]
STRATEGIC
         Performance



Annual Report
November 30, 1997




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                           #16140 -- 11/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation
As a Percentage* of
Net Assets as of
November 30, 1997

[GRAPHIC OMITTED: MAP OF NORTH AND SOUTH AMERICA]

A map illustrating the following percentages:

Mexico          28.7%
Venezuela        7.0%
Colombia         2.0%
Peru             2.1%
Brazil          38.1%
Argentina       11.5%
Chile            4.1%

* Total may not equal 100% and does not include short-term securities.



            Merrill Lynch Latin America Fund, Inc., November 30, 1997

DEAR SHAREHOLDER

During the three-month period ended November 30, 1997, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -10.07%, -10.39%, -10.35% and -10.17%, respectively. (Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3 -- 7 of this report to shareholders.) The unmanaged Morgan Stanley Capital International Latin America Free Index declined 8.19% and the unmanaged J.P. Morgan Latin Brady Bond Index declined 2.97% during the November quarter. Detrimental to the Fund's performance were its overweighted position in Argentina, whose market dropped 8.76%, and its underweighted position in Mexico, the only positive performer in the region during the November quarter (+2.78%).

Investment Overview
The volatility in the US and Asian markets quickly brought an end to the strong market performance that the Latin American markets had enjoyed during the earlier part of 1997. Brazil received the main thrust of Latin American corrections. Investors who for most of the year had been tolerant of the slow pace of fiscal reform in Brazil and the growing current account deficit became impatient in late October when the Hong Kong market took a sudden decline. Rumors of an imminent devaluation in Brazil prompted panic selling, causing the market to decline by 13% during the last three months. When the government defended the currency by sharply raising interest rates, investors pondered the implications of sustained high interest rates on the Brazilian economy and began to sell again. Many international investors chose to sit on the sidelines to see what further developments would unfold.

During the early part of November, the Brazilian government announced a detailed fiscal package aimed at increasing the primary surplus for 1998 and 1999 by close to $18 billion, or 2.5% of gross domestic product (GDP). Nevertheless, we believed that market volatility in Brazil would continue. In light of this, we took a more defensive stance. We raised our cash position, while to a small degree taking advantage of the attractive prices of certain blue chip companies. An example of this was the purchase of shares in Uniao de Bancos Brasileiros S.A. (Unibanco), the third-largest private sector bank in Brazil. We believed that this bank, with the best asset quality of the system and superior reserve coverage (over 400% of past-due loans), was well positioned to be a major player in traditional commercial banking, insurance and asset management.

Concern over the possible devaluation of the Brazilian real weighed heavily on Argentina since Brazil is one of Argentina's major trading partners. Argentine authorities were quick to assure the investment community that its Convertibility Plan would remain intact. Furthermore, many Argentine economists pointed out that while the effects on Argentine trade of a Brazilian devaluation would be negative for the Argentine economy, the impact had been overestimated. The major impact on Argentina of a devaluation of the real would be further increases in domestic interest rates and lower economic growth for Argentina. In contrast to the speculation over this possible negative impact, the actual data on the underlying Argentine economy was quite strong, with industrial output reaching all-time highs. Even though GDP estimates were revised downward, the Argentine economy is projected to grow by approximately 4.5% -- 5.0% for 1998.

Although the Mexican stock market also suffered because of concerns over Brazil, the view was that Mexico had already undergone its "ordeal by fire" during 1994 -- 1995. While all of the other Latin American markets declined for the November quarter, the Mexican market actually appreciated by almost 3%. However, the Mexican domestic economy continued to improve, with industrial production growing by approximately 8.9% through August 1997. Both the construction and retail sectors also saw sharp increases. Furthermore, unemployment rates fell to the lowest level since the peso's collapse in December 1994. While the Mexican economy continued to sustain trade deficits, these deficits were small and predictable. In Mexico, we participated in the construction sector by increasing our holdings in Cementos Mexicanos, S.A. de C.V. (Cemex), a major cement company. We also established a position in Mexican fixed-income instruments.

The smaller markets were not spared the general decline. Despite strong economic growth and subdued inflation, Chile's stock market also declined sharply during the November quarter (-15.48%). To a certain extent, the negative developments in Asia will have more of an adverse impact on Chilean exports than on those of other countries, but once again the market over- estimated this impact since the total of Chilean exports sent to the four troubled "tiger" countries in Asia (Thailand, Malaysia, Indonesia and the Philippines) amounted to only 2.8% of total shipments. Our largest holding in Chile remains Compania de Telecomunicaciones de Chile S.A. (ADR), the bellwether telecommunications stock. The Peruvian market had already declined chiefly in response to concerns about El Nino and political tensions. During the November quarter, the Peruvian market continued this downward trend. Venezuela, which over the last 12 months had been the second-strongest performer, also corrected sharply (-9.34%). Although growth in the non-oil economy has been strong in Venezuela, the country has not been able to meet its inflation targets. With elections coming up in 1998, there is concern that economic reforms will slow down.

Fiscal Year in Review
During the 12-month period ended November 30, 1997, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +21.79%, +20.51%, +20.52% and +21.40%, respectively. The unmanaged Morgan Stanley Capital International Latin America Free Index rose 27.08% during the year, and the unmanaged J.P. Morgan Latin Brady Bond Index rose 13.25% during the same period. Beneficial to the Fund's performance were its overweighted positions in both Argentina and Brazil, whose markets rose 25.95% and 22.26%, respectively. Detrimental to the Fund's performance was its underweighted position in Mexico throughout most of the year. The Mexican market climbed 46.0%.

In Conclusion
As demonstrated once again during the November quarter, in the case of Latin America, fundamentals and market sentiment can diverge widely. Argentina, despite showing strong economic growth, saw its stock market decline by close to 9% during the quarter. Mexico fared better with a 3% gain, but certainly did not reflect the good economic news characterizing Mexico over the past few quarters.

We would once again remind shareholders of the volatility of these markets and emphasize that investors in these markets should take a long-term view. We appreciate your ongoing interest in Merrill Lynch Latin America Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/GRACE PINEDA
Grace Pineda
Senior Vice President and
Portfolio Manager

January 6, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



[GRAPHIC OMITTED: LINE CHART TOTAL RETURN BASED ON A $10,000
INVESTMENT]

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class C Shares compared to growth of an investment in the Emerging Markets Free Latin America Index. Beginning and ending values are:

                                   10/21/94**              11/97
ML Latin America Fund, Inc.+--
Class A Shares*+++                  $9,475                $8,380
ML Latin America Fund, Inc.+--
Class C Shares*                    $10,000                $8,558
Emerging Markets Free Latin
America Index++                    $10,000               $10,866

A line graph depicting the growth of an investment in the Fund's Class B and Class D Shares compared to growth of an investment in the Emerging Markets Free Latin America Index. Beginning and ending values are:
                                   9/27/91**              11/97
ML Latin America Fund, Inc.+--
Class B Shares*                    $10,000               $16,057
ML Latin America Fund, Inc.+--
Class D Shares*+++                  $9,475               $15,968
Emerging Markets Free Latin
America Index++                    $10,000               $26,692

   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  ** Commencement of operations.
   + ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
  ++ This unmanaged market capitalization-weighted Index by Morgan
     Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors.
 +++ As a result of the implementation of the Merrill Lynch
     Select PricingSM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.
     Past performance is not predictive of future performance.



Average Annual
Total Return

                              % Return Without          % Return With
                                Sales Charge            Sales Charge**
Class A Shares*
Year Ended 9/30/97                +48.23%                  +40.45%
Inception (10/21/94) through
9/30/97                            +2.67                   + 0.80

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.


                                 % Return                 % Return
                               Without CDSC              With CDSC**
Class B Shares*
Year Ended 9/30/97                +46.61%                  +42.61%
Five Years Ended 9/30/97          +15.38                   +15.38
Inception (9/27/91) through
9/30/97                           +11.91                   +11.91

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                 % Return                 % Return
                               Without CDSC              With CDSC**
Class C Shares*
Year Ended 9/30/97                +46.59%                  +45.59%
Inception (10/21/94) through
9/30/97                           + 1.59                   + 1.59

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                             % Return Without           % Return With
                               Sales Charge            Sales Charge**
Class D Shares*
Year Ended 9/30/97                +47.71%                  +39.95%
Five Years Ended 9/30/97          +16.28                   +15.03
Inception (9/27/91) through
9/30/97                           +12.78                   +11.77

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.




Performance
Summary --
Class A Shares

                                   Net Asset Value               Capital Gains
Period Covered               Beginning         Ending             Distributed             Dividends Paid*          % Change**
10/21/94 -- 12/31/94          $18.22           $13.67               $0.396                    $0.118                -22.63%
1995                           13.67            10.41                  --                        --                 -23.85
1996                           10.41            12.64                  --                      0.435                +25.65
1/1/97 -- 11/30/97             12.64            15.10                  --                        --                 +19.46
                                                              Total $0.396              Total $0.553
                                                                           Cumulative total return as of 11/30/97:  -11.56%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance
Summary --
Class B Shares

                                   Net Asset Value               Capital Gains
Period Covered               Beginning         Ending             Distributed             Dividends Paid*          % Change**
9/27/91 -- 12/31/91           $10.00           $10.32                  --                     $0.098                + 4.22%
1992                           10.32            10.22                  --                      0.227                + 1.34
1993                           10.22            16.61                  --                      0.048                +63.05
1994                           16.61            13.55               $0.396                     0.118                -15.86
1995                           13.55            10.21                  --                        --                 -24.65
1996                           10.21            12.39                  --                      0.297                +24.29
1/1/97 -- 11/30/97             12.39            14.66                  --                        --                 +18.32
                                                              Total $0.396              Total $0.788
                                                                           Cumulative total return as of 11/30/97:  +60.57%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class C Shares

                                   Net Asset Value               Capital Gains
Period Covered               Beginning         Ending             Distributed             Dividends Paid*          % Change**
10/21/94 -- 12/31/94          $18.10           $13.55               $0.396                    $0.118                -22.78%
1995                           13.55            10.21                  --                        --                 -24.65
1996                           10.21            12.37                  --                      0.316                +24.28
1/1/97 -- 11/30/97             12.37            14.64                  --                        --                 +18.35
                                                              Total $0.396              Total $0.434
                                                                           Cumulative total return as of 11/30/97:  -14.42%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance
Summary --
Class D
                                   Net Asset Value               Capital Gains
Period Covered               Beginning         Ending             Distributed             Dividends Paid*          % Change**
9/27/91 -- 12/31/91           $10.00           $10.31                  --                     $0.125                + 4.40%
1992                           10.31            10.19                  --                      0.326                + 2.15
1993                           10.19            16.62                  --                      0.108                +64.27
1994                           16.62            13.66               $0.396                     0.118                -15.24
1995                           13.66            10.38                  --                        --                 -24.01
1996                           10.38            12.61                  --                      0.401                +25.39
1/1/97 -- 11/30/97             12.61            15.02                  --                        --                 +19.11
                                                              Total $0.396              Total $1.078
                                                                           Cumulative total return as of 11/30/97:  +68.52%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Recent
Performance
Results*

                                                                                               12 Month          3 Month
                                           11/30/97           8/31/97          11/30/96        % Change          % Change
Class A Shares                              $15.10            $16.79            $12.83          +17.69%          -10.07%
Class B Shares                               14.66             16.36             12.46          +17.66           -10.39
Class C Shares                               14.64             16.33             12.46          +17.50           -10.35
Class D Shares                               15.02             16.72             12.77          +17.62           -10.17
Class A Shares -- Total Return                                                                  +21.79(1)        -10.07
Class B Shares -- Total Return                                                                  +20.51(2)        -10.39
Class C Shares -- Total Return                                                                  +20.52(3)        -10.35
Class D Shares -- Total Return                                                                  +21.40(4)        -10.17

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.435 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.297 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.316 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.401 per share ordinary income dividends.






CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                            (in US dollars)

                                        Shares Held/                                                       Value    Percent of
COUNTRY             Industries          Face Amount        Long-Term Investments            Cost         (Note 1a)  Net Assets


Argentina            Banking             203,484   Banco de Galicia y Buenos Aires
                                                   S.A. (ADR)(1)                          $5,100,718     $4,718,285      0.6%
                     Beverages           120,800   Quilmes Industrial S.A. (ADR)(1)        1,648,400      1,570,400      0.2

                     Foreign    US$   16,850,000   Republic of Argentina, 9.75% due
                     Government                    9/19/2027                              15,232,132     15,518,850      2.0
                     Obligations

                     Merchandising       547,144  +Grimoldi S.A. (Class B)                 3,174,556      1,423,144      0.2
                     Multi-Industry    1,766,755   Compania Naviera Perez Companc
                                                   S.A.C.F.I.M.F.A.                        8,928,824     12,584,329      1.7

                     Oil & Gas
                     Producers           948,054   Yacimientos Petroliferos Fiscales
                                                   S.A. (YPF)(ADR)(1)                     26,194,297     31,819,062      4.1

                     Real Estate       1,166,915   Inversiones y Representaciones S.A.
                                                   (IRSA)                                  3,126,377      3,793,991      0.5
                                         126,741   Inversiones y Representaciones S.A.
                                                   (IRSA)(GDR)(2)                          3,522,249      3,873,522      0.5
                                                                                       -------------  -------------   ------
                                                                                           6,648,626      7,667,513      1.0

                     Telecommunications  149,632   Telecom Argentina Stet -- France
                                                   Telecom S.A. (GDR)(2)                   3,179,182      4,591,832      0.6
                                         201,994   Telefonica de Argentina S.A.
                                                   (ADR)(1)                                6,083,565      6,678,427      0.9
                                         525,000   Telefonica de Argentina S.A.
                                                   (Class B)                               1,497,352      1,738,445      0.2
                                                                                       -------------  -------------   ------
                                                                                          10,760,099     13,008,704      1.7
                                                                                       -------------  -------------   ------
                                                   Total Long-Term Investments in
                                                   Argentina                              77,687,652     88,310,287     11.5
                                                                                       =============  =============   ======

Brazil               Banking       1,048,190,217   Banco Bradesco S.A. (Preferred)         6,517,353      7,739,522      1.0
                                      26,158,357   Banco Itau S.A. (Preferred)            12,586,040     11,697,210      1.5
                                         712,900  +Uniao de Bancos Brasileiros S.A.
                                                   (Unibanco) (GDR)(2)                    20,708,075     20,495,875      2.7
                                      15,000,000  +Uniao de Bancos Brasileiros S.A.
                                                   (Unibanco) (Units)(5)                   1,113,955        930,400      0.1
                                                                                       -------------  -------------   ------
                                                                                          40,925,423     40,863,007      5.3

                     Beverages &      33,493,982   Companhia Cervejaria Brahma S.A.
                     Tobacco                       PN (Preferred)                         16,463,232     22,194,444      2.9
                                          27,200   Companhia Cervejaria Brahma S.A.
                                                   PN (Preferred) (ADR)(1)                   397,933        362,100      0.0
                                                                                       -------------  -------------   ------
                                                                                          16,861,165     22,556,544      2.9

                     Diversified         969,200   Souza Cruz S.A.                         7,243,874      7,470,844      1.0

                     Energy Sources    1,324,711   Companhia Paranaense de Energia
                                                   S.A. (Copel) (ADR)(1)                  23,773,045     19,953,459      2.6
                                      91,476,398   Petroleo Brasileiro S.A. (Preferred)   22,242,901     20,040,358      2.6
                                                                                       -------------  -------------   ------
                                                                                          46,015,946     39,993,817      5.2

                     Food &              332,100  +Latas de Aluminio S.A. (GDR)(2)         5,325,182      1,785,038      0.2
                     Household
                     Products

                     Foreign    US$   26,620,000   Republic of Brazil, Global Bonds,
                     Government                    10.125% due 5/15/2027                  23,016,000     23,691,800      3.1
                     Obligations

                     Forest Products     186,500   Aracruz Celulose S.A. (ADR)(1)          3,082,364      2,680,938      0.4
                                     288,086,000   Votorantim Celulose e Papel S.A.
                                                   (Preferred)                             7,636,997      6,493,103      0.8
                                                                                       -------------  -------------   ------
                                                                                          10,719,361      9,174,041      1.2

                     Machinery &       8,848,000   Weg Exportadora S.A. (Preferred)        5,385,285      5,424,306      0.7
                     Engineering

                     Metals &   US$    1,099,391   Companhia de Vale do Rio Doce S.A.,
                     Steel                         0.0% due 12/31/2049**                           0              0      0.0
                                         493,295   Companhia de Vale do Rio Doce S.A.
                                                   (Preferred)                            10,077,342      8,716,717      1.1
                                     655,475,000   Companhia Siderurgica de Tubarao
                                                   S.A. 'B' (Preferred)                   10,356,489      9,632,386      1.3
                                     107,914,949   Companhia Siderurgica Nacional S.A.
                                                   -- CSN                                  2,764,579      2,918,724      0.4
                                       1,022,339   Usinas Siderurgicas de Minas Gerais
                                                   S.A. -- Usiminas (Preferred)           11,857,391      6,507,134      0.8
                                                                                       -------------  -------------   ------
                                                                                          35,055,801     27,774,961      3.6

                     Retail              125,100   Companhia Brasileira de
                                                   Distribuicao Grupo Pao de Acucar
                                                   S.A. (ADR)(1)                           2,571,085      1,860,863      0.2
                                      81,640,000   Lojas Arapua S.A. (Preferred)           1,482,172        327,532      0.0
                                                                                       -------------  -------------   ------
                                                                                           4,053,257      2,188,395      0.2

                     Telecommunications  192,973   Telecomunicacoes Brasileiras S.A.
                                                   -- Telebras (ADR)(1)                   23,478,135     20,141,557      2.6
                                     149,205,637   Telecomunicacoes Brasileiras S.A.
                                                   -- Telebras (Ordinary)                  9,932,085     13,989,710      1.8
                                       3,265,379   Telecomunicacoes de Sao Paulo S.A.
                                                   -- TELESP                                 524,948        715,369      0.1
                                         109,086   Telecomunicacoes de Sao Paulo S.A.
                                                   -- TELESP (Rights)(3)                           0          2,065      0.0
                                                                                       -------------  -------------   ------
                                                                                          33,935,168     34,848,701      4.5

                     Textiles &       19,091,093   Companhia de Tecidos Norte de Minas
                     Apparel                       S.A. -- Coteminas (Preferred)           8,349,721      6,884,635      0.9
                                      19,351,093   Empresa Nasional de Comercio S.A.               0         15,004      0.0
                                                                                       -------------  -------------   ------
                                                                                           8,349,721      6,899,639      0.9

                     Utilities        22,198,735   Centrais Eletricas Brasileiras S.A.
                                                   (Eletrobras)                           11,591,204     10,366,881      1.3
                                          74,917   Centrais Eletricas de Santa Catarina
                                                   S.A. (CELESC) (ADR)(1)(4)               6,026,323      7,833,891      1.0
                                       1,122,012   Centrais Eletricas de Santa Catarina
                                                   S.A. (CELESC) 'B' (Preferred)             591,246      1,183,514      0.2
                                          28,470   Companhia Energetica de Minas Gerais
                                                   S.A. (CEMIG) (ADR)(1)                     638,750      1,405,706      0.2
                                          50,573   Companhia Energetica de Minas Gerais
                                                   S.A. (CEMIG) (ADR)(1)(4)                1,086,614      2,461,792      0.3
                                     390,409,000   Companhia Energetica de Minas Gerais
                                                   S.A. (CEMIG) (Preferred)               13,759,899     19,006,569      2.5
                                      60,873,712   Companhia Paulista de Forca e Luz S.A.  3,586,717      7,463,780      1.0
                                              39   Companhia Paulista de Forca e Luz S.A.
                                                   (Preferred)                                     3              4      0.0
                                         288,000   Globex Utilidades S.A. (Preferred)      5,061,120      1,947,349      0.3
                                      28,201,766   Light Participacoes S.A.                3,670,043      7,754,977      1.0
                                                                                       -------------  -------------   ------
                                                                                          46,011,919     59,424,463      7.8

                     Utilities     1,143,900,000   Companhia Energetica do Ceara S.A.
                     -- Electric                   (Preferred)                             4,912,770      3,908,566      0.5
                                          55,000   Espirito Santo Centrais Eletricas
                                                   S.A. (Escelsa)                          9,896,967      7,438,289      1.0
                                                                                       -------------  -------------   ------
                                                                                          14,809,737     11,346,855      1.5
                                                                                       -------------  -------------   ------
                                                   Total Long-Term Investments in
                                                   Brazil                                297,707,839    293,442,411     38.1
                                                                                       =============  =============   ======

Chile                Telecommunications  611,551   Compania de Telecomunicaciones de
                                                   Chile S.A. (ADR)(1)                    14,619,714     16,550,099      2.1
                                         436,373  +Quinenco S.A. (ADR)(1)                  7,825,408      5,181,929      0.7
                                                                                       -------------  -------------   ------
                                                                                          22,445,122     21,732,028      2.8

                     Utilities            75,000   Distribuidora Chilectra
                                                   Metropolitana S.A. (ADR)(1)(4)          1,263,750      1,872,000      0.2
                                       3,724,465   Empresa Nacional de Electricidad
                                                   S.A. (ENDESA)                           2,032,168      2,227,000      0.3
                                       2,057,425   Enersis S.A.                              930,264      1,225,499      0.2
                                         152,900   Enersis S.A. (ADR)(1)                   3,878,773      4,567,887      0.6
                                                                                       -------------  -------------   ------
                                                                                           8,104,955      9,892,386      1.3
                                                                                       -------------  -------------   ------
                                                   Total Long-Term Investments in Chile   30,550,077     31,624,414      4.1
                                                                                       =============  =============   ======

Colombia             Banking           1,440,336   Banco de Bogota S.A.                    7,126,517      7,158,728      0.9
                                          83,600   Banco Ganadero S.A. (Preferred)
                                                   (ADR)(1)                                2,026,555      1,682,450      0.2
                                                                                       -------------  -------------   ------
                                                                                           9,153,072      8,841,178      1.1

                     Beverages &         488,354   La Compania Cervecera Bavaria S.A.      2,831,026      4,914,160      0.7
                     Tobacco

                     Merchandising     1,485,966   Gran Cadena de Almacenes Colombianos
                                                   S.A. (CADENALCO)                        4,043,019      1,568,002      0.2
                                          36,400   Gran Cadena de Almacenes Colombianos
                                                   S.A. (CADENALCO) (ADR)(1)(4)              611,250        296,318      0.0
                                                                                       -------------  -------------   ------
                                                                                           4,654,269      1,864,320      0.2
                                                                                       -------------  -------------   ------
                                                   Total Long-Term Investments in
                                                   Colombia                               16,638,367     15,619,658      2.0
                                                                                       =============  =============   ======

Mexico               Banking           3,826,557  +Grupo Financiero Banamex -- Accival,
                                                   S.A. de C.V. 'B' (Banacci)              9,171,986      8,441,277      1.1
                                          63,000  +Grupo Financiero Banamex -- Accival,
                                                   S.A. de C.V. 'L' (Banacci)                140,485        124,695      0.0
                                       7,263,204  +Grupo Financiero Bancomer, S.A. de
                                                   C.V. 'B' (Ordinary)                     1,987,808      4,133,963      0.5
                                                                                       -------------  -------------   ------
                                                                                          11,300,279     12,699,935      1.6

                     Beverages            64,600   Coca-Cola Femsa S.A. de C.V.
                                                   (Series L)                              3,071,254      3,322,862      0.4
                                         237,487   Panamerican Beverages Inc. (Class A)    4,471,322      8,133,930      1.1
                                                                                       -------------  -------------   ------
                                                                                           7,542,576     11,456,792      1.5
                     Beverages           345,960   Fomento Economico Mexicano, S.A. de
                     & Tobacco                     C.V. (Femsa) (ADR)(1)++                 1,060,276      2,865,241      0.4
                                         649,625   Fomento Economico Mexicano, S.A. de
                                                   C.V. (Femsa) (Ordinary) 'B'             1,449,545      5,383,851      0.7
                                                                                       -------------  -------------   ------
                                                                                           2,509,821      8,249,092      1.1

                     Broadcast         2,870,000   Grupo Radio Centro, S.A. de C.V.        4,647,848      4,617,185      0.6
                     -- Media             64,400   Grupo Radio Centro, S.A. de C.V.
                                                   (ADR)(1)                                  905,464        957,950      0.1
                                                                                       -------------  -------------   ------
                                                                                           5,553,312      5,575,135      0.7

                     Building            769,700   Cementos Mexicanos, S.A. de C.V.
                     Materials                     'B' (Cemex)                             3,739,531      3,799,250      0.5
                                       1,175,782   Cementos Mexicanos, S.A. de C.V.
                                                   'B' (Cemex) (ADR)(1)                   10,624,404     10,875,983      1.4
                                                                                       -------------  -------------   ------
                                                                                          14,363,935     14,675,233      1.9

                     Chemicals           190,737   Desc, S.A. de C.V. (ADR)(1)             4,023,170      7,164,559      0.9


                     Construction        769,200  +Grupo Tribasa, S.A. de C.V. 'A1'
                                                   (ADR)(1)                                4,828,690      4,759,425      0.6

                     Construction/       307,830  +Bufete Industrial, S.A. de C.V.
                     Housing                       (ADR)(1)                                5,788,091      2,924,385      0.4

                     Diversified         766,268   Alfa, S.A. de C.V. (Class A)            6,379,316      5,771,525      0.8

                     Financial Services   63,052  +Grupo Financiero Bancomer, S.A.
                                                   de C.V. (Series L)                         22,760         24,591      0.0

                     Foreign    US$   33,440,000   United Mexican States, 11.50% due
                     Government                    5/15/2026                              38,135,123     38,706,800      5.0
                     Obligations

                     Health &          1,515,980   Kimberly-Clark de Mexico, S.A. de
                     Personal Care                 C.V. 'A'                                3,994,088      6,780,800      0.9

                     Merchandising     7,668,387   Cifra, S.A. de C.V. 'C'                 9,058,845     14,804,052      1.9

                     Multi-Industry    3,645,179   Grupo Carso, S.A. de C.V. 'A1'         22,183,832     23,768,078      3.1
                                          31,179   Grupo Carso, S.A. de C.V. (ADR)(1)        347,491        385,840      0.1
                                                                                       -------------  -------------   ------
                                                                                          22,531,323     24,153,918      3.2

                     Telecommunications  772,171  +Grupo Televisa, S.A. de C.V. (GDR)
                                                   (2)                                    21,731,549     28,570,327      3.7
                                         691,375   Telefonos de Mexico, S.A. de C.V.
                                                   (ADR)(1)                               35,579,610     34,223,062      4.5
                                                                                       -------------  -------------   ------
                                                                                          57,311,159     62,793,389      8.2
                                                                                       -------------  -------------   ------
                                                   Total Long-Term Investments in
                                                   Mexico                                193,342,488    220,539,631     28.7
                                                                                       =============  =============   ======

Peru                 Financial Services  293,920   Credicorp Ltd. S.A.                     4,748,674      5,364,040      0.7

                     Food & Household  2,885,636   Consorcio Alimentos Fabril Pacifico
                     Products                      S.A.                                    5,303,100      2,206,663      0.3

                     Metals --           408,900   Compania de Minas Buenaventura S.A.
                     Non-Ferrous                   (ADR)(1)                                7,052,139      6,593,512      0.8
                                         910,102   Minsur S.A. (T Shares)                  2,575,220      2,271,909      0.3
                                                                                       -------------  -------------   ------
                                                                                           9,627,359      8,865,421      1.1
                                                                                       -------------  -------------   ------
                                                   Total Long-Term Investments in Peru    19,679,133     16,436,124      2.1
                                                                                       =============  =============   ======

Venezuela            Building Materials  359,137   Corporacion Venezolana de Cementos
                                                   I, S.A.C.A.                               307,742        631,324      0.1
                                         771,285   Corporacion Venezolana de Cementos
                                                   II, S.A.C.A.                              559,240      1,388,190      0.2
                                                                                       -------------  -------------   ------
                                                                                             866,982      2,019,514      0.3

                     Food &           22,907,438   Mavesa S.A.                             2,037,878      3,784,349      0.4
                     Household
                     Products

                     Telecommunications  713,227   Compania Anonima Nacional Telefonos
                                                   de Venezuela (CANTV) (ADR)(1)          27,488,320     28,172,466      3.7

                     Textiles            634,430   Sudamtex de Venezuela S.A.C.A.
                                                   (ADR)(1)(4)                            10,150,880      6,264,996      0.8

                     Utilities        11,602,535   C.A. La Electricidad de Caracas
                                                   S.A.I.C.A. -- S.A.C.A.                 11,864,060     13,767,291      1.8
                                                                                       -------------  -------------   ------
                                                   Total Long-Term Investments in
                                                   Venezuela                              52,408,120     54,008,616      7.0
                                                                                       =============  =============   ======
                                                   Total Long-Term Investments in
                                                   Latin America                         688,013,676    719,981,141     93.5
                                                                                       =============  =============   ======


                                         Face
                                        Amount             Short-Term Investments

United States        Commercial US$   10,000,000   AIG Funding Inc., 5.54% due
                     Paper*                        12/02/1997                              9,995,383      9,995,383      1.3
                                       9,243,000   Allomon Funding Corp., 5.62% due
                                                   12/10/1997                              9,227,128      9,227,128      1.2
                                      20,000,000   Associates Corp. of North America,
                                                   5.54% due 12/04/1997                   19,984,611     19,984,611      2.6
                                      32,019,000   General Motors Acceptance Corp.,
                                                   5.75% due 12/01/1997                   32,008,772     32,008,772      4.2
                                       6,000,000   International Securitization
                                                   Corporation, 5.60% due 12/01/1997       5,998,133      5,998,133      0.8
                                      11,575,000   Lexington Parker Capital Company LLC,
                                                   5.59% due 12/08/1997                   11,558,824     11,558,824      1.5
                                                                                       -------------  -------------   ------
                                                                                          88,772,851     88,772,851     11.6

                     US Government    15,000,000   Federal Home Loan Mortgage Corp.,
                     Agency                        5.47% due 12/01/1997                   14,995,442     14,995,442      1.9
                     Obligations*                                                      -------------  -------------   ------
                                                   Total Short-Term Investments          103,768,293    103,768,293     13.5
                                                                                       =============  =============   ======
                     Total Investments                                                  $791,781,969    823,749,434    107.0
                                                                                       =============

                     Liabilities in Excess of Other Assets                                              (53,683,841)    (7.0)
                                                                                                      -------------   ------

                     Net Assets                                                                        $770,065,593    100.0%
                                                                                                      =============   ======

 * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
**  Received through a bonus issue from Companhia de Vale do Rio Doce S.A.
    As of November 30, 1997, the bonds have not commenced trading and the coupon rate has not been determined.
(1) American Depositary Receipts (ADR).
(2) Global Depositary Receipts (GDR).
(3) The rights may be exercised until 12/19/1997.
(4) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(5) Each unit represents one preferred share of Uniao de Bancos Brasileiros
    S.A. (Unibanco) and one preferred "B" share of Unibanco Holdings S.A.
 +  Non-income producing security.
++ Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $2,865,000, representing 0.4% of net assets.

                                   Acquisition                Value
Issue                                Dates         Cost     (Note 1a)

Fomento Economico Mexicano,        8/22/1996 -
  S.A. de C.V. (Femsa)(ADR)        9/04/1996   $1,060,276  $2,865,241
                                               ----------  ----------
Total                                          $1,060,276  $2,865,241
                                               ==========  ==========

See Notes to Consolidated Financial Statements.






CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES


                      As of November 30, 1997

Assets:               Investments, at value (identified cost -- $791,781,969) (Note 1a)                         $823,749,434
                      Foreign cash (Note 1b)                                                                      30,803,704
                      Receivables:
                      Dividends                                                                 $987,975
                      Securities sold                                                            727,143
                      Interest                                                                   585,555
                      Capital shares sold                                                        445,224           2,745,897
                                                                                            ------------
                      Prepaid registration fees and other assets (Note 1f)                                            44,535
                                                                                                                ------------
                      Total assets                                                                               857,343,570
                                                                                                                ------------

Liabilities:          Payables:
                      Securities purchased                                                    81,539,797
                      Capital shares redeemed                                                  3,500,534
                      Investment adviser (Note 2)                                                581,697
                      Distributor (Note 2)                                                       451,968          86,073,996
                                                                                            ------------
                      Accrued expenses and other liabilities                                                       1,203,981
                                                                                                                ------------
                      Total liabilities                                                                           87,277,977
                                                                                                                ------------

Net Assets:           Net assets                                                                                $770,065,593
                                                                                                                ============

Net Assets            Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                          $510,641
Consist of:           Class B Common Stock, $0.10 par value, 100,000,000 shares authorized                         3,597,714
                      Class C Common Stock, $0.10 par value, 100,000,000 shares authorized                           252,957
                      Class D Common Stock, $0.10 par value, 100,000,000 shares authorized                           854,998
                      Paid-in capital in excess of par                                                           830,109,013
                      Accumulated investment loss -- net                                                            (237,280)
                      Accumulated realized capital losses on investments and foreign
                      currency transactions -- net (Note 6)                                                      (96,549,936)
                      Unrealized appreciation on investments and foreign currency
                      transactions -- net                                                                         31,527,486
                                                                                                                ------------
                      Net assets                                                                                $770,065,593
                                                                                                                ============

Net Asset             Class A -- Based on net assets of $77,085,775 and 5,106,408 shares
Value:                           outstanding                                                                          $15.10
                                                                                                                ============
                      Class B -- Based on net assets of $527,520,345 and 35,977,136 shares
                                 outstanding                                                                          $14.66
                                                                                                                ============
                      Class C -- Based on net assets of $37,026,502 and 2,529,568 shares
                                 outstanding                                                                          $14.64
                                                                                                                ============
                      Class D -- Based on net assets of $128,432,971 and 8,549,978 shares
                                 outstanding                                                                          $15.02
                                                                                                                ============

                      See Notes to Consolidated Financial Statements.






CONSOLIDATED STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 1997

Investment Income     Dividends (net of $794,133 foreign withholding tax)                                        $19,610,476
(Notes 1d & 1e):      Interest and discount earned                                                                 1,503,658
                                                                                                                ------------
                      Total income                                                                                21,114,134
                                                                                                                ------------

Expenses:             Investment advisory fees (Note 2)                                                            8,578,935
                      Account maintenance and distribution fees -- Class B (Note 2)                                6,085,100
                      Custodian fees                                                                               1,744,824
                      Transfer agent fees -- Class B (Note 2)                                                      1,326,810
                      Account maintenance and distribution fees -- Class C (Note 2)                                  358,455
                      Account maintenance fees -- Class D (Note 2)                                                   341,038
                      Transfer agent fees -- Class D (Note 2)                                                        246,372
                      Printing and shareholder reports                                                               188,147
                      Accounting services (Note 2)                                                                   174,010
                      Transfer agent fees -- Class A (Note 2)                                                        138,826
                      Registration fees (Note 1f)                                                                    103,287
                      Professional fees                                                                               82,152
                      Transfer agent fees -- Class C (Note 2)                                                         79,515
                      Directors' fees and expenses                                                                    37,437
                      Pricing fees                                                                                     9,037
                      Other                                                                                           65,928
                                                                                                                ------------
                      Total expenses                                                                              19,559,873
                                                                                                                ------------
                      Investment income -- net                                                                     1,554,261
                                                                                                                ------------

Realized &            Realized gain (loss) from:
Unrealized Gain       Investments -- net                                                    $167,921,307
(Loss) on             Foreign currency transactions -- net                                    (2,431,153)        165,490,154
Investments &                                                                               ------------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions -- Net   Investments -- net                                                     (26,246,803)
(Notes 1b, 1c,        Foreign currency transactions -- net                                      (318,437)        (26,565,240)
1e & 3):                                                                                    ------------        ------------
                      Net realized and unrealized gain on investments and foreign currency
                      transactions                                                                               138,924,914
                                                                                                                ------------
                      Net Increase in Net Assets Resulting from Operations                                      $140,479,175
                                                                                                                ============

                     See Notes to Consolidated Financial Statements.






CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended November 30,
                       Increase (Decrease) in Net Assets:                                          1997                1996

Operations:            Investment income -- net                                                 $1,554,261         $20,415,852
                       Realized gain (loss) on investments and foreign currency
                       transactions -- net                                                     165,490,154         (77,935,512)
                       Change in unrealized appreciation/depreciation on investments and
                       foreign currency transactions -- net                                    (26,565,240)        189,511,752
                                                                                              ------------        ------------
                       Net increase in net assets resulting from operations                    140,479,175         131,992,092
                                                                                              ------------        ------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                  (1,603,289)                 --
(Note 1g):             Class B                                                                 (12,117,748)                 --
                       Class C                                                                    (579,869)                 --
                       Class D                                                                  (3,322,519)                 --
                                                                                              ------------        ------------
                       Net decrease in net assets resulting from dividends to shareholders     (17,623,425)                 --
                                                                                              ------------        ------------

Capital Share          Net decrease in net assets derived from capital share transactions      (54,040,066)        (82,303,224)
Transactions                                                                                  ------------        ------------
(Note 4):

Net Assets:            Total increase in net assets                                             68,815,684          49,688,868
                       Beginning of year                                                       701,249,909         651,561,041
                                                                                              ------------        ------------
                       End of year*                                                           $770,065,593        $701,249,909
                                                                                              ============        ============

                     * Undistributed (accumulated) investment income (loss) -- net (Note 1i)     $(237,280)        $17,612,088
                                                                                              ============        ============

                       See Notes to Consolidated Financial Statements.






CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                          Class A++
                                                                                                               For the
                                                                                                               Period
                     The following per share data and ratios have been derived                                Oct. 21,
                     from information provided in the financial statements.          For the Year             1994+ to
                                                                                  Ended November 30,           Nov. 30,
                                                                            1997        1996        1995         1994
                     Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                  $12.83      $10.50      $17.37       $18.22
Operating                                                              ----------  ----------  ----------   ----------
Performance:         Investment income -- net                                 .17         .46         .16           --
                     Realized and unrealized gain (loss) on
                     investments and foreign currency transactions
                     -- net                                                  2.54        1.87       (6.52)        (.85)
                                                                       ----------  ----------  ----------   ----------
                     Total from investment operations                        2.71        2.33       (6.36)        (.85)
                                                                       ----------  ----------  ----------   ----------
                     Less dividends and distributions:
                     Investment income -- net                                (.44)         --          --           --
                     Realized gain on investments -- net                       --          --        (.50)          --
                     In excess of realized gain on investments -- net          --          --        (.01)          --
                                                                       ----------  ----------  ----------   ----------
                     Total dividends and distributions                       (.44)         --        (.51)          --
                                                                       ----------  ----------  ----------   ----------
                     Net asset value, end of period                        $15.10      $12.83      $10.50       $17.37
                                                                       ==========  ==========  ==========   ==========

Total Investment     Based on net asset value per share                     21.79%      22.19%     (37.66%)      (4.67%)++++
Return:**                                                              ==========  ==========  ==========   ==========

Ratios to Average    Expenses                                                1.46%       1.48%       1.66%        1.85%*
Net Assets:                                                            ==========  ==========  ==========   ==========
                     Investment income (loss) -- net                         1.03%       3.74%       1.40%        (.20%)*
                                                                       ==========  ==========  ==========   ==========

Supplemental         Net assets, end of period (in thousands)             $77,086     $46,369     $26,034      $10,350
Data:                                                                  ==========  ==========  ==========   ==========
                     Portfolio turnover                                     84.91%      66.14%      54.86%       30.15%
                                                                       ==========  ==========  ==========   ==========
                     Average commission rate paid+++                       $.0007      $.0001          --           --
                                                                       ==========  ==========  ==========   ==========

                     * Annualized.
                    ** Total investment returns exclude the effects of sales loads.
                     + Commencement of operations.
                    ++ Based on average shares outstanding.
                   +++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                       Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                  ++++ Aggregate total investment return.

                       See Notes to Consolidated Financial Statements

                                                                                                   Class B
                     The following per share data and ratios have been derived
                     from information provided in the financial statements.             For the Year Ended November 30,
                                                                         1997++        1996++       1995++       1994++       1993
                     Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year                 $12.46        $10.31       $17.24       $14.39        $9.83
Operating                                                           ----------    ----------   ----------   ----------   ----------
Performance:         Investment income (loss) -- net                        --++++       .32          .05         (.09)         .10
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions -- net                                  2.50          1.83        (6.47)        2.99         4.68
                                                                    ----------    ----------   ----------   ----------   ----------
                     Total from investment operations                     2.50          2.15        (6.42)        2.90         4.78
                                                                    ----------    ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                     Investment income -- net                             (.30)           --           --         (.05)        (.13)
                     Realized gain on investments -- net                    --            --         (.50)          --         (.09)
                     In excess of realized gain on investments --
                     net                                                    --            --         (.01)          --           --
                                                                    ----------    ----------   ----------   ----------   ----------
                     Total dividends and distributions                    (.30)           --         (.51)        (.05)        (.22)
                                                                    ----------    ----------   ----------   ----------   ----------
                     Net asset value, end of year                       $14.66        $12.46       $10.31       $17.24       $14.39
                                                                    ==========    ==========   ==========   ==========   ==========

Total Investment     Based on net asset value per share                  20.51%        20.85%      (38.32%)      20.19%       49.80%
Return:**                                                           ==========    ==========   ==========   ==========   ==========

Ratios to Average    Expenses                                             2.50%         2.54%        2.71%        2.51%        2.59%
Net Assets:                                                         ==========    ==========   ==========   ==========   ==========
                     Investment income (loss) -- net                      (.03%)        2.69%         .43%        (.54%)       1.09%
                                                                    ==========    ==========   ==========   ==========   ==========

Supplemental         Net assets, end of year (in thousands)           $527,520      $518,865     $505,038     $937,221     $305,301
Data:                                                               ==========    ==========   ==========   ==========   ==========
                     Portfolio turnover                                  84.91%        66.14%       54.86%       30.15%       24.74%
                                                                    ==========    ==========   ==========   ==========   ==========
                     Average commission rate paid+++                    $.0007        $.0001           --           --           --
                                                                    ==========    ==========   ==========   ==========   ==========


                                                                                           Class C++
                                                                                                                For the
                                                                                                                Period
                     The following per share data and ratios have been derived                                  Oct. 21,
                     from information provided in the financial statements.         For the Year                1994+ to
                                                                                 Ended November 30,             Nov. 30,
                                                                            1997        1996        1995         1994
                     Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                  $12.46      $10.31      $17.24       $18.10
Operating                                                              ----------  ----------  ----------   ----------
Performance:         Investment income (loss) -- net                         (.02)        .32         .03         (.02)
                     Realized and unrealized gain (loss) on
                     investments and foreign currency transactions
                     -- net                                                  2.52        1.83       (6.45)        (.84)
                                                                       ----------  ----------  ----------   ----------
                     Total from investment operations                        2.50        2.15       (6.42)        (.86)
                                                                       ----------  ----------  ----------   ----------
                     Less dividends and distributions:
                     Investment income -- net                                (.32)         --          --           --
                     Realized gain on investments -- net                       --          --        (.50)          --
                     In excess of realized gain on investments -- net          --          --        (.01)          --
                                                                       ----------  ----------  ----------   ----------
                     Total dividends and distributions                       (.32)         --        (.51)          --
                                                                       ----------  ----------  ----------   ----------
                     Net asset value, end of period                        $14.64      $12.46      $10.31       $17.24
                                                                       ==========  ==========  ==========   ==========

Total Investment     Based on net asset value per share                     20.52%      20.85%     (38.32%)      (4.75%)++++
Return:**                                                              ==========  ==========  ==========   ==========

Ratios to Average    Expenses                                                2.50%       2.54%       2.72%        2.93%*
Net Assets:                                                            ==========  ==========  ==========   ==========
                     Investment income (loss) -- net                         (.11%)      2.68%        .30%       (1.22%)*
                                                                       ==========  ==========  ==========   ==========

Supplemental         Net assets, end of period (in thousands)             $37,027     $23,183     $14,659       $5,069
Data:                                                                  ==========  ==========  ==========   ==========
                     Portfolio turnover                                     84.91%      66.14%      54.86%       30.15%
                                                                       ==========  ==========  ==========   ==========
                     Average commission rate paid+++                       $.0007      $.0001          --           --
                                                                       ==========  ==========  ==========   ==========

                                                                                                   Class D
                     The following per share data and ratios have been derived
                     from information provided in the financial statements.            For the Year Ended November 30,
                                                                         1997++        1996++       1995++       1994++       1993
                     Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of year                 $12.77        $10.47       $17.37       $14.45        $9.90
Operating                                                           ----------    ----------   ----------   ----------   ----------
Performance:         Investment income -- net                              .11           .42          .14          .03          .18
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions -- net                                  2.54          1.88        (6.53)        3.00         4.69
                                                                    ----------    ----------   ----------   ----------   ----------
                     Total from investment operations                     2.65          2.30        (6.39)        3.03         4.87
                                                                    ----------    ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                     Investment income -- net                             (.40)           --           --         (.11)        (.23)
                     Realized gain on investments -- net                    --            --         (.50)          --         (.09)
                     In excess of realized gain on investments --
                     net                                                    --            --         (.01)          --           --
                                                                    ----------    ----------   ----------   ----------   ----------
                     Total dividends and distributions                    (.40)           --         (.51)        (.11)        (.32)
                                                                    ----------    ----------   ----------   ----------   ----------
                     Net asset value, end of year                       $15.02        $12.77       $10.47       $17.37       $14.45
                                                                    ==========    ==========   ==========   ==========   ==========

Total Investment     Based on net asset value per share                  21.40%        21.97%      (37.84%)      21.07%       50.86%
Return:**                                                           ==========    ==========   ==========   ==========   ==========

Ratios to Average    Expenses                                             1.71%         1.74%        1.91%        1.73%        1.83%
Net Assets:                                                         ==========    ==========   ==========   ==========   ==========
                     Investment income -- net                              .72%         3.47%        1.18%         .23%        1.83%
                                                                    ==========    ==========   ==========   ==========   ==========

Supplemental         Net assets, end of year (in thousands)           $128,433      $112,833     $105,830     $204,907      $75,085
Data:                                                               ==========    ==========   ==========   ==========   ==========
                     Portfolio turnover                                  84.91%        66.14%       54.86%       30.15%       24.74%
                                                                    ==========    ==========   ==========   ==========   ==========
                     Average commission rate paid+++                    $.0007        $.0001           --           --           --
                                                                    ==========    ==========   ==========   ==========   ==========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Based on average shares outstanding.
                 +++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid"
                     includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++ Amount is less than $.01 per share.
               +++++ Aggregate total investment return.

                     See Notes to Consolidated Financial Statements.




            Merrill Lynch Latin America Fund, Inc., November 30, 1997

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Basis of consolidation -- The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,266,679 have been reclassified between accumulated net realized capital losses and accumulated net investment loss and differences of $486,475 have been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                 Account                Distribution
             Maintenance Fee                Fee

Class B          0.25%                     0.75%
Class C          0.25%                     0.75%
Class D          0.25%                       --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                MLFD                      MLPF&S

Class A        $163                       $2,090
Class D     $23,410                     $328,404

For the year ended November 30, 1997, MLPF&S received contingent deferred sales charges of $1,742,901 and $31,593 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $75,219 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1997 were $677,314,526 and $777,148,781, respectively.

Net realized and unrealized gains (losses) as of November 30, 1997 were as follows:

                                      Realized         Unrealized
                                   Gains (Losses)    Gains (Losses)

Long-term investments              $167,921,307       $31,967,465
Foreign currency transactions        (2,431,153)         (439,979)
                                 --------------    --------------
Total                              $165,490,154       $31,527,486
                                 ==============    ==============

As of November 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $23,746,148, of which $86,104,025 related to appreciated securities and $62,357,877 related to depreciated securities. At November 30, 1997, the aggregate cost of investments for Federal income tax purposes was $800,003,286.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $54,040,066 and $82,303,224 for the years ended November 30, 1997 and November 30, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                              Dollar
Ended November 30, 1997                Shares            Amount

Shares sold                           5,567,495       $85,878,766
Shares issued to shareholders in
reinvestment of dividends               108,885         1,362,155
                                 --------------    --------------
Total issued                          5,676,380        87,240,921
Shares redeemed                      (4,184,228)      (65,174,117)
                                 --------------    --------------
Net increase                          1,492,152       $22,066,804
                                 ==============    ==============

Class A Shares for the Year                              Dollar
Ended November 30, 1996                Shares            Amount

Shares sold                           2,334,477       $27,998,108
Shares redeemed                      (1,199,157)      (14,535,235)
                                 --------------    --------------
Net increase                          1,135,320       $13,462,873
                                 ==============    ==============

Class B Shares for the Year                              Dollar
Ended November 30, 1997                Shares            Amount

Shares sold                           8,877,378      $138,784,719
Shares issued to shareholders in
reinvestment of dividends               862,151        10,578,592
                                 --------------    --------------
Total issued                          9,739,529       149,363,311
Automatic conversion of shares         (199,127)       (3,137,064)
Shares redeemed                     (15,196,792)     (231,729,252)
                                 --------------    --------------
Net decrease                         (5,656,390)     $(85,503,005)
                                 ==============    ==============

Class B Shares for the Year                              Dollar
Ended November 30, 1996                Shares            Amount

Shares sold                          10,055,825      $115,213,232
Automatic conversion of shares         (137,908)       (1,581,919)
Shares redeemed                     (17,283,572)     (199,308,905)
                                 --------------    --------------
Net decrease                         (7,365,655)     $(85,677,592)
                                 ==============    ==============

Class C Shares for the Year                              Dollar
Ended November 30, 1997                Shares            Amount

Shares sold                           2,398,269       $38,016,628
Shares issued to shareholders in
reinvestment of dividends                41,877           512,997
                                 --------------    --------------
Total issued                          2,440,146        38,529,625
Shares redeemed                      (1,771,078)      (27,673,620)
                                 --------------    --------------
Net increase                            669,068       $10,856,005
                                 ==============    ==============

Class C Shares for the Year                              Dollar
Ended November 30, 1996                Shares            Amount

Shares sold                           1,248,519       $14,588,140
Shares redeemed                        (810,190)       (9,591,529)
                                 --------------    --------------
Net increase                            438,329        $4,996,611
                                 ==============    ==============

Class D Shares for the Year                              Dollar
Ended November 30, 1997                Shares            Amount

Shares sold                           7,096,389      $114,563,804
Automatic conversion of shares          195,055         3,137,064
Shares issued to shareholders in
reinvestment of dividends               224,831         2,803,638
                                 --------------    --------------
Total issued                          7,516,275       120,504,506
Shares redeemed                      (7,805,127)     (121,964,376)
                                 --------------    --------------
Net decrease                           (288,852)      $(1,459,870)
                                 ==============    ==============

Class D Shares for the Year                              Dollar
Ended November 30, 1996                Shares            Amount

Shares sold                           5,255,871       $59,496,466
Automatic conversion of shares          135,283         1,581,919
                                 --------------    --------------
Total issued                          5,391,154        61,078,385
Shares redeemed                      (6,658,036)      (76,163,501)
                                 --------------    --------------
Net decrease                         (1,266,882)     $(15,085,116)
                                 ==============    ==============

5. Commitments:
At November 30, 1997, the Fund had entered into foreign exchange contracts under which it had agreed to purchase foreign currencies with an approximate value of $1,885,000.

6. Capital Loss Carryforward:
At November 30, 1997, the Fund had a net capital loss carryforward of approximately $88,329,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.




INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Merrill Lynch Latin America Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 1997, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 1997, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 8, 1998



EQUITY PORTFOLIO CHANGES (unaudited)

For the Quarter Ended November 30, 1997

Additions

  Aracruz Celulose S.A. (ADR)
* Banco Rio de la Plata S.A. (ADR)
  Coca-Cola Femsa S.A. de C.V. (Series L)
  Grupo Radio Centro, S.A. de C.V.
  Grupo Radio Centro, S.A. de C.V. (ADR)
  Grupo Tribasa, S.A. de C.V. (ADR)
* Light-Servicios de Electricidade S.A.
  Quilmes Industrial S.A. (ADR)
  Sudamtex de Venezuela S.A.C.A. (ADR)
* Tubos de Acero de Mexico, S.A. de C.V. (ADR)
  Uniao de Bancos Brasileiros S.A.
       (Unibanco) (GDR)
  Uniao de Bancos Brasileiros S.A.
       (Unibanco) (Preferred)


Deletions

  Apasco, S.A. de C.V. 'A'
  Banco Frances del Rio de la Plata S.A.
      (ADR)
* Banco Rio de la Plata S.A. (ADR)
  Bansud S.A. (Class B)
  Cifra, S.A. de C.V. 'A'
  Cifra, S.A. de C.V. 'B' (ADR)
* Light-Servicios de Electricidade S.A.
  Multicanal Participacoes S.A. (ADR)
  Nortel Inversora S.A. (ADR)
  Siderurgica Venezolana Sivensa,
      S.A.I.C.A. -- S.A.C.A.
  Telecomunicacoes de Minas Gerais S.A. --
      TELEMIG (Class B) (Preferred)
* Tubos de Acero de Mexico, S.A. de C.V. (ADR)



PORTFOLIO INFORMATION (unaudited)

As of November 30, 1997

                                                            Percent of
Ten Largest Holdings (Equity Investments)                   Net Assets

Telefonos de Mexico, S.A. de C.V. (ADR)                        4.5%
Telecomunicacoes Brasileiras S.A. -- Telebras*                 4.4
Yacimientos Petroliferos Fiscales S.A. (YPF) (ADR)             4.1
Grupo Televisa, S.A. de C.V. (GDR)                             3.7
Compania Anonima Nacional Telefonos de Venezuela
     (CANTV)(ADR)                                              3.7
Grupo Carso, S.A. de C.V.*                                     3.2
Companhia Energetica de Minas Gerais S.A. (CEMIG)*             3.0
Companhia Cervejaria Brahma S.A. PN (Preferred)*               2.9
Uniao de Bancos Brasileiros S.A. (Unibanco)*                   2.8
Petroleo Brasileiro S.A. (Preferred)                           2.6


                                                            Percent of
Ten Largest Industries (Equity Investments)                 Net Assets

Telecommunications                                            20.9%
Utilities                                                     10.9
Banking                                                        8.6
Energy Sources                                                 5.2
Multi-Industry                                                 4.9
Beverages & Tobacco                                            4.7
Oil & Gas Producers                                            4.1
Metals & Steel                                                 3.6
Merchandising                                                  2.3
Building Materials                                             2.2

* Includes combined holdings.





IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Latin
America Fund, Inc. during its taxable year ended November 30, 1997:

                                                   Domestic     Foreign       Total    Foreign Taxes
                         Record       Payable   Non-Qualifying  Source      Ordinary      Paid or
                          Date         Date    Ordinary Income  Income       Income      Withheld
Class A Shares          12/19/96     12/30/96     $.024336     $.411139     $.435475     $.034121
Class B Shares          12/19/96     12/30/96     $.016618     $.280754     $.297372     $.034121
Class C Shares          12/19/96     12/30/96     $.017646     $.298115     $.315761     $.034121
Class D Shares          12/19/96     12/30/96     $.022425     $.378859     $.401284     $.034121

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the
Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.
You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Grace Pineda, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863